EXHIBIT 1.4

                              NOTICE OF ALTERATION

British Columbia
[SEAL OMITTED]

MINISTRY OF FINANCE     MAILING ADDRESS:            LOCATION:
Corporate and Personal  PO BOX 9431 Stn Prov Govt   2nd Floor-940 Blanshard St.
Property Registries     Victoria BC V8W 9V3         Victoria BC
                                                    250 356-8626
www.corporateonline.gov.bc.ca

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                              NOTICE OF ALTERATION

                                    FORM 11
                           BUSINESS CORPORATIONS ACT
                                  SECTION 257


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FILED DATE AND TIME:  MARCH 1, 2005 09:23 AM PACIFIC TIME

ALTERATION DATE AND TIME:  NOTICE OF ARTICLES ALTERED ON MARCH 1, 2005 09:23 AM
                           PACIFIC TIME

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                              NOTICE OF ALTERATION
INCORPORATION NUMBER:                       NAME OF COMPANY:
BC0197061                                   IMA EXPLORATION INC.

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ALTERATION EFFECTIVE DATE:
The alteration is to take effect at the time that this application is filed with the Registrar.

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PRE-EXISTING COMPANY PROVISIONS

The company has resolved that the Pre-existing Company Provisions no longer apply to this company.





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2018-01\CORP\0941

[GRAPHIC OMITTED]  MINISTRY OF FINANCE                  NOTICE OF ALTERATION
                   Corporate and Personal               FORM 11 - BC COMPANY
                   Property Registries                     Section 257(4)
                   WWW.FIN.GOV.BC.CA/REGISTRIES       BUSINESS CORPORATIONS ACT

Telephone:  250 356-8626

DO NOT MAIL THIS FORM TO THE CORPORATE AND PERSONAL                 FREEDOM OF INFORMATION AND PROTECTION OF PRIVACY ACT (FIPPA)
PROPERTY REGISTRIES UNLESS YOU ARE INSTRUCTED TO                    The personal information requested on this form is made
DO SO BY REGISTRY STAFF.  THE REGULATIONS UNDER THE                 available to the public under the authority of the BUSINESS
BUSINESS CORPORATIONS ACT REQUIRES THIS FORM TO BE                  CORPORATIONS ACT. Questions about how the FIPPA applies to
FILED ON THE INTERNET AT WWW.CORPORATEONLINE.GOV.BC.CA              this personal  information can be directed to the
                                                                    Administrative Assistant of the Corporate and Personal
                                                                    Property Registries at 250 356-1198, PO Box 9431 Stn Prov
                                                                    Govt, Victoria BC V8W 9V3.



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A.   INCORPORATION NUMBER OF COMPANY

     BC0197061
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B.   NAME OF COMPANY

     Ima Exploration Inc.
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C.   ALTERATIONS TO THE NOTICE OF ARTICLES

     Please indicate what information on the Notice of Articles is to be altered or added:
     [ ] Company name                    [ ] Date of a Resolution or Court Order
                                             (APPLIES TO SPECIAL RIGHTS OR
                                             RESTRICTIONS ONLY)
     [ ] A translation of company name

     [X] Pre-existing Comany Provisions  [ ] Authorized Share Structure

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D.   ALTERATION EFFECTIVE DATE - CHOOSE ONE OF THE FOLLOWING:

     [X] The alteration is to take effect at the time that this notice is filed with the registrar.

     [ ] The alteration is to take effect at 12:01 a.m. Pacific Time on
         [  YYYY/MM/DD   ] being a date that is not more than ten days after the
         date of the filing of this notice.

     [ ] The alteration is to take effect at ________ [ ] a.m. or [ ] p.m.
         Pacific Time on [ YYYY/MM/DD ] being a date and time that is not more than ten days after the date of the filing of this notice.
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E.   CHANGE OF COMPANY NAME

     The company is to change its name from _________________________________

     to (CHOOSE ONE OF THE FOLLOWING):

     [ ] __________________________________________.  This name has been reserved for the company under name reservation number _______________, or

     [ ] a name created by adding "B.C. Ltd." after the incorporation number of the company.
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F.   TRANSLATION OF COMPANY NAME
     Set out every new translation of the company name, or set out any change or deletion of an existing translation of the company name to be used outside of Canada.

     ADDITIONS: Set out every new translation of the company name that the company intends to use outside of Canada.


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FORM 11/WEB Rev. 2004 / 7 / 27                                            Page 1
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CHANGES:  Change the following translation(s) of the company name:

PREVIOUS TRANSLATION OF THE                     NEW TRANSLATION OF THE
COMPANY NAME                                    COMPANY NAME

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DELETIONS:  Remove the following translation(s) of the company name:






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G.  PRE-EXISTING COMPANY PROVISIONS (refer to Part 17 and Table 3 of the
    Regulation under the BUSINESS CORPORATIONS ACT)
    Complete this item only if the company has resolved that none of the Pre-Existing Company Provisions are to apply to this company.

    [X] The company has resolved that the Pre-existing Company Provisions are no longer to apply to this company.

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H.  AUTHORIZED SHARE STRUCTURE

    Set out the date of each resolution or court order altering special rights or restrictions attached to a class or series of shares.

    [   YYYY/MM/DD    ]

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                               Maximum number of shares of                                                 Are there special
                              this class or series of shares     Kind of shares of this class            rights or restrictions
                              that the company is authorized          or series of shares                attached to the shares
                              to issue,or indicate there is                                             of this class or series
                                    no maximum number                                                          of shares?
                             ----------------------------------------------------------------------------------------------------
 Identifying name of class    THERE IS NO    MAXIMUM NUMBER     WITHOUT     WITH A PAR    Type of          YES           NO
    or series of shares         MAXIMUM         OF SHARES      PAR VALUE     VALUE OF     currency         [X]           [X]
                                  [X]          AUTHORIZED        [X]           ($)
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

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
I.  CERTIFIED CORRECT - I have read this form and found it to be correct.

NAME OF AUTHORIZED SIGNING     SIGNATURE OF AUTHORIZED
AUTHORITY FOR THE COMPANY      SIGNING AUTHORITY FOR THE COMPANY     DATE SIGNED
                                                                     YYYY/MM/DD


Art Lang                       X/s/Art Lang                          2005/02/28
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